UNISTAR FINANCIAL SERVICE CORP.
          -----------------------------------------------------------------
                                          A FINANCIAL SERVICE HOLDING CORP.


          NEWS RELEASE
          FOR IMMEDIATE RELEASE                 U.S. FIDELITY HOLDING CORP.
                                                ---------------------------


           UNISTAR FINANCIAL SERVICE CORP. ACQUIRES INTERNATIONAL SURETY &
              CASUALTY COMPANY AND SIGNS LETTER OF INTENT TO ACQUIRE U.S.
                                FIDELITY HOLDING CORP.


          DALLAS, Texas - August 18, 1998 -- Unistar Financial Service Corp. (Nasdaq: UNSF) has acquired property and casualty insurer International Surety & Casualty Company, based in Dallas, Texas. Simultaneously, Unistar has also signed a letter of intent to acquire International Surety's affiliate, U.S. Fidelity Holding Corp. for nine times 1999 estimated earnings, or $103 million, in a stock share exchange. The acquisition includes U.S. Fidelity's auto insurance subsidiaries, Great Southern General Agency, First Choice Underwriters, Peak Underwriters, Advanced Underwriters, Eagle Premium Finance Company, and Eagle Claims Corp.

          Marc A. Sparks has been named Chairman and Chief Executive Officer of Unistar Financial Service Corp., F. Jeffrey Nelson has been named President and Chief Financial Officer, and Kerry A. Sebree holds the position of Chief Operating Officer of the public company. Unistar Financial Service Corp.'s Board has been elected as follows:

               MARC A. SPARKS, Chairman/CEO - Unistar Financial Service Corp.
               F. JEFFREY NELSON, President/CFO - Unistar Financial Service
                Corp.
               MORRIS BELZBERG, Chairman Emeritis, Former Chairman - Budget
                Rent a Car
               DOUGLAS GERRARD, President - Deere Park Capital Management KERRY A. SEBREE, Exec. VP/COO - Unistar Financial Service Corp. PAUL CAVER, Vice President/CFO/General Counsel - Eco
                Technologies International, Inc.
               J. GEORGE LEA, Sr. Vice President - Unistar Financial
                Service Corp.
               PATRICK RASTIELLO, Vice President - Aon Re, Inc.
               BRENT BROWN, Attorney - Abernathy, Roeder, Robertson, Boyd,
                and Joplin, PC

          The parent company carries the identifiable logo and name of "Unistar", while the existing and eventual subsidiaries, International Surety and U.S. Fidelity, will maintain individual company identity. Unistar's corporate headquarters will be maintained at U.S. Fidelity's 30,000 sq. ft. corporate headquarters in Dallas, Texas.

          U.S. Fidelity Chairman, Marc A. Sparks, states, "We are extremely pleased and excited about becoming a publicly-traded company. By being public, we have the opportunity to reward our outstanding staff. The success of our organization is due to a team effort, from our extraordinarily talented and dedicated team members."

                          [DIAGRAM OF ORGANIZATIONAL CHART]

          Headquartered in Dallas, Texas, U.S. FIDELITY HOLDING CORP. is a leading fully-integrated insurance holding corporation, specializing in auto insurance, premium financing and insurance claims management. U.S. Fidelity Holding Corp.'s wholly-owned subsidiaries include GREAT SOUTHERN GENERAL AGENCY, FIRST CHOICE UNDERWRITERS, PEAK UNDERWRITERS, and ADVANCED UNDERWRITERS - managing general agencies, EAGLE PREMIUM FINANCE COMPANY, EAGLE CLAIMS CORP. - an auto insurance claims company, and a multitude of retail auto insurance agencies and auto collision repair centers. U.S. Fidelity's affiliate, Unistar Financial Service Corp. is the parent company of INTERNATIONAL SURETY & CASUALTY COMPANY, a property and casualty insurance company. Additional information available at: www.usfidelity.com, www.unistarfinancial.com, or at www. prnewswire.com - Company News on Call.

          The forward-looking statements in this news release involve risks and uncertainties and are subject to change based on various factors, including competitive conditions in the insurance industry, unpredictable developments in loss trends, changes in loss reserves, market acceptance of new coverages and enhancements, and changes in levels of general business activity and economic conditions.

                                        - 30 -

               Contact:

               Marc A. Sparks, Chairman/CEO
               Unistar Financial Service Corp.
               (972)702-0800

                         or

               F. Jeffrey Nelson, President
               Unistar Financial Service Corp.
               (972)702-0800

                         or

               Kerry A. Sebree, Chief Operating Officer
               Unistar Financial Service Corp.
               (972)702-0800